Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial data for Triumph Bancorp, Inc. (“Triumph” or the “Company”), First Bancorp of Durango, Inc. (“FBD”) and Southern Colorado Corp. (“SCC”), have been prepared to reflect the acquisitions of FBD and SCC by the Company, which were effective on September 8, 2018. The unaudited pro forma combined balance sheets as of June 30, 2018 give effect to the acquisitions as if they occurred on that date. The unaudited pro forma combined statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017 give effect to the acquisitions as if they occurred on January 1, 2017.

The unaudited pro forma combined financial statements have been prepared using the acquisition method of accounting for business combinations under U.S. GAAP. The Company is the acquirer for accounting purposes. Under this method of accounting, the assets and liabilities of FBD and SCC were recorded by the Company at their estimated fair values, with the excess cost over the fair value of FBD’s and SCC’s net assets recorded as goodwill. The Company is currently in the process of obtaining fair values for certain assets and assumed liabilities; therefore, the following estimates are preliminary. Certain reclassifications have been made to the historical financial statements of FBD and SCC to conform to the presentation in the Company’s financial statements.

The following unaudited pro forma combined statements of income do not include the effects of any non-recurring costs associated with any restructuring or integration activities resulting from the acquisitions that had not yet been recorded at June 30, 2018, as they are non-recurring in nature and not factually supportable at this time.

The unaudited pro forma combined financial statements are provided for informational purposes only and are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined financial information is based on, and should be read together with:

•	The accompanying notes to the unaudited pro forma combined financial statements;
•

The Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017;

•	FBD’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included as Exhibit 99.1 in this Current Report on Form 8-K/A;
•	SCC’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included as Exhibit 99.2 in this Current Report on Form 8-K/A;
•

The Company’s unaudited consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2018, included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2018;

•	FBD’s unaudited consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2018, included as Exhibit 99.3 in this Current Report on Form 8-K/A; and
•	SCC’s unaudited consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2018, included as Exhibit 99.4 in this Current Report on Form 8-K/A.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

June 30, 2018

(Dollar amounts in thousands)

			FBD Pro forma		FBD Pro forma		SCC Pro forma		SCC Pro forma	Total Pro forma
	Triumph	FBD	Adjustments(1)		Combined	SCC	Adjustments(1)		Combined	Combined
ASSETS
Cash and cash equivalents	$133,365	$85,952	$(134,667)	A	$84,650	$11,374	$(13,294)	A	$131,445	$82,730
Securities - available for sale	183,184	256,434	—		439,618	34,258	—		217,442	473,876
Securities - equity investments	5,025	—	—		5,025	—	—		5,025	5,025
Securities - held to maturity	8,673	—	—		8,673	—	—		8,673	8,673
Loans held for sale, at fair value	—	2,019	—		2,019	—	—		—	2,019
Loans	3,196,462	269,189	(7,119)	B	3,458,532	35,578	(490)	B	3,231,550	3,493,620
Allowance for loan and lease losses	(24,547)	(3,859)	3,859	C	(24,547)	(746)	746	C	(24,547)	(24,547)
Loans, net of allowance for loan and lease losses	3,171,915	265,330	(3,260)		3,433,985	34,832	256		3,207,003	3,469,073
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	19,223	811	—		20,034	129	—		19,352	20,163
Premises and equipment, net	68,313	12,909	(5,128)	D	76,094	1,248	(391)	D	69,170	76,951
Other real estate owned, net	2,528	66	147	E	2,741	—	—		2,528	2,741
Goodwill	86,668	2,119	65,155	F	153,942	—	3,390	F	90,058	157,332
Intangible assets, net	31,109	17	11,898	G	43,024	—	2,154	G	33,263	45,178
Bank-owned life insurance	40,168	—	—		40,168	—	—		40,168	40,168
Deferred tax assets, net	8,810	—	—		8,810	—	—		8,810	8,810
Other assets	35,650	3,168	(185)	H	38,633	461	(30)	H	36,081	39,064
Total assets	$3,794,631	$628,825	$(66,040)		$4,357,416	$82,302	$(7,915)		$3,869,018	$4,431,803
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits
Noninterest bearing	$561,033	$105,172	$—		$666,205	$25,535	$—		$586,568	$691,740
Interest bearing	2,063,909	454,344	—		2,518,253	48,647	—		2,112,556	2,566,900
Total deposits	2,624,942	559,516	—		3,184,458	74,182	—		2,699,124	3,258,640
Customer repurchase agreements	10,509	446	—		10,955	—	—		10,509	10,955
Federal Home Loan Bank advances	420,000	637	—		420,637	—	—		420,000	420,637
Subordinated notes	48,878	—	—		48,878	—	—		48,878	48,878
Junior subordinated debentures	38,849	—	—		38,849	—	—		38,849	38,849
Other liabilities	44,228	1,902	284	I	46,414	205	—		44,433	46,619
Total liabilities	3,187,406	562,501	284		3,750,191	74,387	—		3,261,793	3,824,578
Commitments and contingencies
Stockholders' equity
Preferred Stock	9,658	—	—		9,658	—	—		9,658	9,658
Common stock	264	384	(384)	J	264	160	(160)	J	264	264
Additional paid-in-capital	457,980	14,068	(14,068)	J	457,980	5,370	(5,370)	J	457,980	457,980
Treasury stock, at cost	(2,254)	—	—		(2,254)	—	—		(2,254)	(2,254)
Retained earnings	143,426	53,674	(53,674)	J	143,426	2,654	(2,654)	J	143,426	143,426
Note receivable for issuance of common stock	—	(469)	469	J	—	—	—		—	—
Accumulated other comprehensive income	(1,849)	(1,333)	1,333	J	(1,849)	(269)	269	J	(1,849)	(1,849)
Total stockholders’ equity	607,225	66,324	(66,324)		607,225	7,915	(7,915)		607,225	607,225
Total liabilities and stockholders' equity	$3,794,631	$628,825	$(66,040)		$4,357,416	$82,302	$(7,915)		$3,869,018	$4,431,803

(1) See Note 3 of the Notes to the Unaudited Pro Forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

For the Six Months Ended June 30, 2018

(Dollar amounts in thousands, except per share amounts)

			FBD Pro forma		FBD Pro forma		SCC Pro forma		SCC Pro forma	Total Pro forma
	Triumph	FBD	Adjustments(1)		Combined	SCC	Adjustments(1)		Combined	Combined
Interest and dividend income:
Loans, including fees	$75,031	$7,046	$396	K	$82,473	$966	$31	K	$76,028	$83,470
Factored receivables, including fees	36,094	—	—		36,094	—	—		36,094	36,094
Securities	2,489	3,189	—		5,678	356	—		2,845	6,034
Federal Home Loan Bank and Federal Reserve Bank stock	206	12	—		218	2	—		208	220
Cash deposits	1,547	454	—		2,001	61	—		1,608	2,062
Total interest income	115,367	10,701	396		126,464	1,385	31		116,783	127,880
Interest expense:
Deposits	8,908	715	—		9,623	154	—		9,062	9,777
Subordinated notes	1,675	—	—		1,675	—	—		1,675	1,675
Junior subordinated debentures	1,310	—	—		1,310	—	—		1,310	1,310
Other borrowings	3,087	20	—		3,107	3	—		3,090	3,110
Total interest expense	14,980	735	—		15,715	157	—		15,137	15,872
Net interest income	100,387	9,966	396		110,749	1,228	31		101,646	112,008
Provision for loan losses	7,454	(119)	—		7,335	(400)	—		7,054	6,935
Net interest income after provision for loan losses	92,933	10,085	396		103,414	1,628	31		94,592	105,073
Noninterest income:
Service charges on deposits	2,355	687	—		3,042	51	—		2,406	3,093
Card income	2,638	1,002	—		3,640	100	—		2,738	3,740
Net OREO gains (losses) and valuation adjustments	(616)	(797)	—		(1,413)	92	—		(524)	(1,321)
Net gains (losses) on sale of securities	(272)	(3)	—		(275)	(2)	—		(274)	(277)
Net gains on sale of loans	—	206	—		206	64	—		64	270
Fee income	1,921	166	—		2,087	—	—		1,921	2,087
Insurance commissions	1,533	—	—		1,533	—	—		1,533	1,533
Gain on sale of subsidiary or division	1,071	—	—		1,071	—	—		1,071	1,071
Other	1,487	327	—		1,814	15	—		1,502	1,829
Total noninterest income	10,117	1,588	—		11,705	320	—		10,437	12,025
Noninterest expense:
Salaries and employee benefits	39,931	4,895	—		44,826	625	—		40,556	45,451
Occupancy, furniture and equipment	6,068	1,233	(416)	L	6,885	145	(36)	L	6,177	6,994
FDIC insurance and other regulatory assessments	582	126	—		708	13	—		595	721
Professional fees	3,718	963	—		4,681	218	—		3,936	4,899
Amortization of intangible assets	2,478	18	957	M	3,453	—	176	M	2,654	3,629
Advertising and promotion	2,329	312	—		2,641	48	—		2,377	2,689
Communications and technology	6,630	699	—		7,329	68	—		6,698	7,397
Other	9,709	1,445	—		11,154	157	—		9,866	11,311
Total noninterest expense	71,445	9,691	541		81,677	1,274	140		72,859	83,091
Net income before income tax	31,605	1,982	(145)		33,442	674	(109)		32,170	34,007
Income tax expense (benefit)	7,152	—	416	N	7,568	—	128	N	7,280	7,696
Net income	24,453	1,982	(561)		25,874	674	(237)		24,890	26,311
Dividends on preferred stock	(383)	—	—		(383)	—	—		(383)	(383)
Net income available to common stockholders	$24,070	$1,982	$(561)		$25,491	$674	$(237)		$24,507	$25,928
Earnings per common share
Basic	$1.04				$1.01				$1.05	$1.02
Diluted	$1.02				$0.99				$1.03	$1.00

(1) See Note 3 of the Notes to the Unaudited Pro Forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

For the Year Ended December 31, 2017

(Dollar amounts in thousands, except per share amounts)

			FBD Pro forma		FBD Pro forma		SCC Pro forma		SCC Pro forma	Total Pro forma
	Triumph	FBD	Adjustments(1)		Combined	SCC	Adjustments(1)		Combined	Combined
Interest and dividend income:
Loans, including fees	$121,567	$12,780	$995	K	$135,342	$1,937	$84	K	$123,588	$137,363
Factored receivables, including fees	47,177	—	—		47,177	—	—		47,177	47,177
Securities	6,823	7,106	—		13,929	619	—		7,442	14,548
Federal Home Loan Bank and Federal Reserve Bank stock	207	20	—		227	4	—		211	231
Cash deposits	1,450	532	—		1,982	92	—		1,542	2,074
Total interest income	177,224	20,438	995		198,657	2,652	84		179,960	201,393
Interest expense:
Deposits	13,082	920	—		14,002	233	—		13,315	14,235
Subordinated notes	3,344	—	—		3,344	—	—		3,344	3,344
Junior subordinated debentures	1,955	—	—		1,955	—	—		1,955	1,955
Other borrowings	3,159	43	—		3,202	21	—		3,180	3,223
Total interest expense	21,540	963	—		22,503	254	—		21,794	22,757
Net interest income	155,684	19,475	995		176,154	2,398	84		158,166	178,636
Provision for loan losses	11,628	(17)	—		11,611	(200)	—		11,428	11,411
Net interest income after provision for loan losses	144,056	19,492	995		164,543	2,598	84		146,738	167,225
Noninterest income:
Service charges on deposits	4,181	1,347	—		5,528	99	—		4,280	5,627
Card income	3,822	1,927	—		5,749	184	—		4,006	5,933
Net OREO gains (losses) and valuation adjustments	(850)	(32)	—		(882)	(7)	—		(857)	(889)
Net gains (losses) on sale of securities	35	267	—		302	16	—		51	318
Net gains on sale of loans	—	512	—		512	192	—		192	704
Fee income	2,503	331	—		2,834	—	—		2,503	2,834
Insurance commissions	2,981	—	—		2,981	—	—		2,981	2,981
Gain on sale of subsidiary	20,860	—	—		20,860	—	—		20,860	20,860
Asset management fees	1,717	—	—		1,717	—	—		1,717	1,717
Other	5,407	562	—		5,969	26	—		5,433	5,995
Total noninterest income	40,656	4,914	—		45,570	510	—		41,166	46,080
Noninterest expense:
Salaries and employee benefits	72,696	9,963	—		82,659	1,173	—		73,869	83,832
Occupancy, furniture and equipment	9,833	2,417	(470)	L	11,780	294	(73)	L	10,054	12,001
FDIC insurance and other regulatory assessments	1,201	228	—		1,429	20	—		1,221	1,449
Professional fees	7,192	1,319	—		8,511	290	—		7,482	8,801
Amortization of intangible assets	5,201	54	2,112	M	7,367	—	392	M	5,593	7,759
Advertising and promotion	3,226	536	—		3,762	82	—		3,308	3,844
Communications and technology	8,843	1,303	—		10,146	142	—		8,985	10,288
Other	15,422	2,893	—		18,315	442	—		15,864	18,757
Total noninterest expense	123,614	18,713	1,642		143,969	2,443	319		126,376	146,731
Net income before income tax	61,098	5,693	(647)		66,144	665	(235)		61,528	66,574
Income tax expense	24,878	—	2,055	N	26,933	—	175	N	25,053	27,108
Net income	36,220	5,693	(2,702)		39,211	665	(410)		36,475	39,466
Dividends on preferred stock	(774)	—	—		(774)	—	—		(774)	(774)
Net income available to common stockholders	$35,446	$5,693	$(2,702)		$38,437	$665	$(410)		$35,701	$38,692
Earnings per common share
Basic	$1.85				$1.68				$1.83	$1.66
Diluted	$1.81				$1.65				$1.79	$1.63

(1) See Note 3 of the Notes to the Unaudited Pro Forma Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheets as of June 30, 2018 and the unaudited pro forma combined statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017 are based on the historical financial statements of the Company, FBD, and SCC after giving effect to the completion of the acquisitions and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined balance sheets as of June 30, 2018 give effect to the acquisitions and other adjustments as if they occurred on that date. The unaudited pro forma combined statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017 give effect to the acquisitions as if they occurred on January 1, 2017. Such financial statements do not reflect cost savings or operating synergies expected to result from the acquisition, or the cost to achieve these cost savings or operating synergies, or any anticipated disposition of assets or liquidation of liabilities that may result from the integration of the operations of the three companies.

The transaction was accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). Under ASC 805, all of the assets acquired and liabilities assumed in a business combination are recognized at their acquisition-date fair values, while transaction and restructuring costs associated with the business combination are expensed as incurred. The excess of the purchase price over the fair value of assets acquired and liabilities assumed is allocated to goodwill, which resulted from the combination of expected operational synergies and expanded market share.

The unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the combined results of operation or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

NOTE 2 – PRO FORMA UNAUDITED PURCHASE PRICE AND PURCHASE PRICE ALLOCATION

Pursuant to the acquisition agreements between the Company and FBD as well as the Company and SCC, the Company paid $147,961,000 in cash for the outstanding common stock of FBD and SCC. The following table presents the preliminary purchase accounting allocations used in the pro forma financial statements as of June 30, 2018:

(Dollars in thousands)	FBD	SCC	Total
Fair value of assets acquired:
Cash and cash equivalents	$85,952	$11,374	$97,326
Securities	256,434	34,258	290,692
Loans held for sale	2,019	—	2,019
Loans	262,070	35,088	297,158
FHLB stock	811	129	940
Premises and equipment	7,781	857	8,638
Other real estate owned	213	—	213
Intangible assets	11,915	2,154	14,069
Other assets	2,983	431	3,414
	630,178	84,291	714,469
Fair value of liabilities assumed:
Deposits	559,516	74,182	633,698
Customer repurchase agreements	446	—	446
Federal Home Loan Bank advances	637	—	637
Other liabilities	2,186	205	2,391
	562,785	74,387	637,172
Fair value of net assets acquired	67,393	9,904	77,297
Cash consideration transferred	134,667	13,294	147,961
Goodwill	$67,274	$3,390	$70,664

Under the acquisition method of accounting, the total purchase price is allocated to the acquired tangible and intangible assets and assumed liabilities of FBD and SCC based on their estimated fair values as of the closing of the acquisitions. The excess of the purchase price over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The preliminary allocation is based on estimates, assumptions, valuations, and other studies which have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the pro forma purchase price allocation and unaudited pro forma adjustments will remain preliminary until the Company's management determines the final fair value of assets acquired and liabilities assumed. The final determination of the purchase price allocation is anticipated to be completed at the earlier of (i) twelve months from the date of the acquisitions or (ii) as soon as the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date or learns that more information is not obtainable. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma combined financial statements.

Identifiable intangible assets. The preliminary fair values of intangible assets were determined based on the provisions of ASC 805, which defines fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805.

The Company has preliminarily allocated $14,069,000 to amortizable core deposit intangible assets acquired. The amortization related to the preliminary fair value of net amortizable intangible assets is reflected as a pro forma adjustment to the unaudited pro forma combined financial statements.  The core deposit intangibles will be amortized over a ten year period on an accelerated basis which is expected to produce the following amortization expense for the combined operations:

(Dollars in thousands)	FBD	SCC	Total
Year 1	$2,166	$392	$2,558
Year 2	1,950	352	2,302
Year 3	1,733	313	2,046
Year 4	1,516	274	1,790
Year 5	1,300	235	1,535
Thereafter	3,250	588	3,838
	$11,915	$2,154	$14,069

Goodwill. Goodwill represents the excess of the purchase price over the fair value of the underlying net assets acquired. In accordance with ASC Topic 350, Intangibles – Goodwill and Other, goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

NOTE 3 – PRELIMINARY UNAUDITED PRO FORMA ADJUSTMENTS

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the acquisitions been completed at the date indicated, and includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-acquisition periods. The unaudited pro forma financial information does not give consideration to the impact of possible expense efficiencies, synergies, or other actions that may result from the acquisition.

The following unaudited pro forma adjustments result from accounting for the acquisitions, including the determination of fair value of the assets, liabilities and commitments which the Company, as the acquirer for accounting purposes, acquired from FBD and SCC. Additionally, because FBD and SCC were Subchapter S corporations before the acquisitions and did not incur any federal income tax liabilities, adjustments have been included to estimate the impact of federal income taxes on FBD and SCC’s net income for the periods presented. The descriptions related to these preliminary adjustments are as follows (in thousands):

Balance Sheets

	June 30, 2018
	FBD	SCC	Total
A Adjustments to cash
To reflect cash consideration for outstanding FBD and SCC common stock	$(134,667)	$(13,294)	$(147,961)

B Adjustments to loans
To reflect estimated fair value at acquisition date. The estimated fair value includes an analysis of expected cash flows, which considers credit losses expected over the assumed life of the portfolio as a result of future events and other factors. The expected cash flows were present valued using current market discount rates for similar lending arrangements to arrive at the estimated fair value	$(7,119)	$(490)	$(7,609)

C Adjustments to allowance for loan and lease losses
To eliminate FBD and SCC historical allowance for loan and lease losses, as credit risk is contemplated in the fair value adjustments to loans	$3,859	$746	$4,605

D Adjustments to premises and equipment, net
To reflect estimated fair value at acquisition date. The adjustment to premises and equipment was based on independent third party appraisals obtained on acquired land and buildings	$(5,128)	$(391)	$(5,519)

E Adjustments to other real estate owned, net
To reflect estimated fair value at acquisition date. The estimated fair value of other real estate owned was based on independent third party appraisals, less estimated costs to sell	$147	$—	$147

F Adjustments to goodwill
To reflect the goodwill associated with the FBD and SCC acquisitions	$67,274	$3,390	$70,664
To eliminate FBD historical acquired goodwill	(2,119)	—	(2,119)
	$65,155	$3,390	$68,545

G Adjustments to intangible assets, net
To reflect the estimated core deposit intangible assests associated with the acquisitions. The core deposit intangible assets were estimated by comparing the cost of alternative funding sources to the cost of the deposit base of FBD and SCC. Time deposits are generally not included in the analysis, which uses a discounted cash flow approach	$11,915	$2,154	$14,069
To eliminate FBD historical acquired intangible asset	(17)	—	(17)
	$11,898	$2,154	$14,052

H Adjustments to other assets
To reflect estimated fair value at acquisition date	$(185)	$(30)	$(215)

I Adjustments to other liabilities
To reflect estimated fair value at acquisition date	$284	$—	$284

J Adjustments to stockholders' equity
To eliminate FBD and SCC historical common stock	$(384)	$(160)	$(544)
To eliminate FBD and SCC historical additional paid-in-capital	(14,068)	$(5,370)	(19,438)
To eliminate FBD and SCC historical retained earnings	(53,674)	(2,654)	(56,328)
To eliminate FBD historical note receivable for issuance of common stock	469	—	469
To eliminate FBD and SCC historical accumulated other comprehensive income	1,333	269	1,602
	$(66,324)	$(7,915)	$(74,239)

Statements of Income

	Six Months Ended June 30, 2018			Year Ended December 31, 2017
	FBD	SCC	Total	FBD	SCC	Total
K Adjustments to loan interest income
To reflect accretion of loan discounts resulting from the loan fair value adjustments. The discounts will be accreted under the effective interest method as an increase to interest income on a pro rata basis based on the contractual maturities of the underlying loans	$396	$31	$427	$995	$84	$1,079

L Adjustments to occupancy, furniture and equipment expense
To reflect depreciation resulting from premises and equipment fair value adjustments. The fair value of premises and equipment will be depreciated over the remaining estimated useful lives on a straight-line basis	$132	$17	$149	$518	$33	$551
To eliminate FBD and SCC historical depreciation expense associated with premises and equipment that have been adjusted to fair value	(548)	(53)	(601)	(988)	(106)	(1,094)
	$(416)	$(36)	$(452)	$(470)	$(73)	$(543)

M Adjustments to amortization of intangible assets expense
To reflect amortization of acquired intangible assets. The core deposit intangibles will be amortized over a ten year period on an accelerated basis	$975	$176	$1,151	$2,166	$392	$2,558
To eliminate FBD historical amortization of intangible assets	(18)	—	(18)	(54)	—	(54)
	$957	$176	$1,133	$2,112	$392	$2,504
N Adjustments to income tax expense (benefit)
To reflect the income tax expense of the pro forma combined entity using the Company’s historical effective tax rate. The pro forma adjustment for income tax expense considers the pretax income of FBD and SCC as well as the income statement pro forma adjustments for the periods	$416	$128	$544	$2,055	$175	$2,230

NOTE 4 – UNAUDITED EARNINGS PER COMMON SHARE

Unaudited pro forma earnings per common share for the six months ended June 30, 2018 and the year ended December 31, 2017 have been calculated using the Company’s weighted average common shares outstanding for the respective periods increased by the portion of the common shares sold in the Company’s April 12, 2018 underwritten public offering for which the proceeds were assumed to be used for the purpose of funding the acquisitions of FBD and SCC. The weighted average impact of the common shares assumed to have been issued to fund the acquisitions was calculated as if the shares were issued on January 1, 2017.

The following table sets forth the calculation of basic and diluted unaudited pro forma earnings per common share for the six months ended June 30, 2018:

	Six Months Ended June 30, 2018
(Dollars in thousands)	FBD	SCC	Total
Basic
Net income to common stockholders	$25,491	$24,507	$25,928
Weighted average common shares outstanding	23,133,489	23,133,489	23,133,489
Pro forma adjustment for assumed stock issuance	2,135,792	210,838	2,346,630
Pro forma weighted average common shares outstanding	25,269,281	23,344,327	25,480,119
Basic earnings per common share	$1.01	$1.05	$1.02
Diluted
Net income to common stockholders	$25,491	$24,507	$25,928
Dilutive effect of preferred stock	383	383	383
Net income to common stockholders - diluted	$25,874	$24,890	$26,311
Pro forma weighted average common shares outstanding	25,269,281	23,344,327	25,480,119
Dilutive effects of:
Assumed conversion of Preferred A	315,773	315,773	315,773
Assumed conversion of Preferred B	354,471	354,471	354,471
Assumed exercises of stock warrants	—	—	—
Assumed exercises of stock options	85,123	85,123	85,123
Restricted stock awards	60,425	60,425	60,425
Restricted stock units	862	862	862
Average shares and dilutive potential common shares	26,085,935	24,160,981	26,296,773
Dilutive earnings per common share	$0.99	$1.03	$1.00

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

Six Months Ended June 30, 2018
	FBD	SCC	Total
Shares assumed to be converted from Preferred Stock Series A	—	—	—
Shares assumed to be converted from Preferred Stock Series B	—	—	—
Stock options	51,952	51,952	51,952
Restricted stock awards	—	—	—
Restricted stock units	—	—	—
Performance stock units	59,658	59,658	59,658

The following table sets forth the calculation of basic and diluted unaudited pro forma earnings per common share for the year ended December 31, 2017:

	Year Ended December 31, 2017
(Dollars in thousands)	FBD	SCC	Total
Basic
Net income to common stockholders	$38,437	$35,701	$38,692
Weighted average common shares outstanding	19,133,745	19,133,745	19,133,745
Pro forma adjustment for assumed stock issuance	3,789,984	374,134	4,164,118
Pro forma weighted average common shares outstanding	22,923,729	19,507,879	23,297,863
Basic earnings per common share	$1.68	$1.83	$1.66
Diluted
Net income to common stockholders	$38,437	$35,701	$38,692
Dilutive effect of preferred stock	774	774	774
Net income to common stockholders - diluted	$39,211	$36,475	$39,466
Pro forma weighted average common shares outstanding	22,923,729	19,507,879	23,297,863
Dilutive effects of:
Assumed conversion of Preferred A	315,773	315,773	315,773
Assumed conversion of Preferred B	354,471	354,471	354,471
Assumed exercises of stock warrants	82,567	82,567	82,567
Assumed exercises of stock options	45,653	45,653	45,653
Restricted stock awards	68,079	68,079	68,079
Restricted stock units	—	—	—
Average shares and dilutive potential common shares	23,790,272	20,374,422	24,164,406
Dilutive earnings per common share	$1.65	$1.79	$1.63

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

Year Ended December 31, 2017
	FBD	SCC	Total
Shares assumed to be converted from Preferred Stock Series A	—	—	—
Shares assumed to be converted from Preferred Stock Series B	—	—	—
Stock options	57,926	57,926	57,926
Restricted stock awards	—	—	—
Restricted stock units	—	—	—
Performance stock units	—	—	—